                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to [Section]240.14a-11(c) or
    [Section]240.14a-12

                              UniFirst Corporation
                (Name of Registrant as Specified In Its Charter)

                              UniFirst Corporation
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                              UNIFIRST CORPORATION

                                68 JONSPIN ROAD

                        WILMINGTON, MASSACHUSETTS 01887

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 14, 1997

     The Annual Meeting of the Shareholders of UniFirst Corporation will be held at the Bank of Boston, 2nd Floor Conference Center, 100 Federal Street, Boston, MA 02110 on January 14, 1997 at 10:00 A.M. for the following purposes:

        1. To elect two Class I Directors, each to serve for a term of three years;

        2. To consider and act upon a proposal to approve the Corporation's 1996 Stock Incentive Plan; and

        3. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                            By Order of the Board of Directors

                                            WILLIAM H. GORHAM, Clerk

December 5, 1996

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

                              UNIFIRST CORPORATION

                                68 JONSPIN ROAD

                        WILMINGTON, MASSACHUSETTS 01887
                            ------------------------
                              PROXY STATEMENT FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 14, 1997
                      AT 10:00 A.M. AT THE BANK OF BOSTON,
       2ND FLOOR CONFERENCE CENTER, 100 FEDERAL STREET, BOSTON, MA 02110
                            ------------------------

GENERAL INFORMATION

     The enclosed proxy is being solicited on behalf of the Board of Directors of UniFirst Corporation (the "Company") for use at the 1997 Annual Meeting of Shareholders on January 14, 1997 (the "Annual Meeting") and at any adjournment thereof. This Proxy Statement, the enclosed proxy and the Company's 1996 Annual Report to Shareholders are being mailed to shareholders on or about December 5, 1996. Any shareholder signing and returning the enclosed proxy has the power to revoke it by giving notice of such revocation to the Company in writing or in the open meeting before any vote with respect to the matters set forth therein is taken. The shares represented by the enclosed proxy will be voted as specified therein if said proxy is properly signed and received by the Company prior to the time of the Annual Meeting and is not properly revoked. The expense of this proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company may also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

     The Board of Directors has fixed the close of business on November 22, 1996 as the record date for the determination of the shareholders entitled to notice of, and to vote at, this Annual Meeting and any adjournments thereof. As of the close of business on that date, there were outstanding and entitled to vote 7,888,864 shares of Common Stock, par value $.10 per share ("Common Stock"), and 12,621,744 shares of Class B Common Stock, par value $.10 per share ("Class B Common Stock"). Transferees after such date will not be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote per share. Each share of Class B Common Stock is entitled to ten votes per share. All actions submitted to a vote of shareholders are voted on by holders of Common Stock and Class B Common Stock voting together as a single class, except for the election of certain Directors and for the approval of matters requiring class votes under the Business Corporations Law of the Commonwealth of Massachusetts.

                           1.  ELECTION OF DIRECTORS

     The Board of Directors of the Company is currently composed of six members, divided into three equal classes, with one class elected each year at the annual meeting of shareholders. The Directors in each class serve for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each annual meeting of shareholders.

     At the 1997 Annual Meeting, two Class I Directors will be elected to serve until the 2000 annual meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Albert Cohen to be elected by holders of Common Stock, voting as a separate class, to serve as a Class I Director and Aldo A. Croatti to be elected by holders of Common Stock and Class B Common Stock, voting together as a single class, to serve as a Class I Directors (collectively, the "Nominees").

     Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates "FOR" the election of the Nominees to the Board of Directors. While the Company has no reason to believe that either of the Nominees will be unable to serve as a Director, in the event either or both of the Nominees should become unavailable to serve at the time of the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy for such other person or persons as they may in their discretion select. A plurality of the votes cast by holders of shares of Common Stock, voting as a separate class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Albert Cohen. A plurality of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Aldo Croatti. Consistent with applicable law, the Company intends to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of Directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes.

     The following table sets forth certain information with respect to the Nominees as well as the other Directors of the Company.

                                                                                      DIRECTOR
CLASS I DIRECTORS -- TERM EXPIRES IN 2000 (NOMINEES)                             AGE   SINCE
----------------------------------------------------                             ---- --------
Aldo A. Croatti (1)...........................................................    78    1950
  Chairman of the Board. Prior to 1991, he had served as Chairman of the Board and Chief Executive Officer of the Company since its incorporation in
     1950 and of certain of its predecessors since 1940.

Albert Cohen (2)..............................................................    69    1988
  Chairman of the Board and Chief Executive Officer of Electronic Space
     Systems Corporation, a manufacturer of aerospace ground equipment, for more than the past five years.

CLASS II DIRECTORS -- TERM EXPIRES IN 1999
------------------------------------------
Ronald D. Croatti (1).........................................................    53    1982
  Vice Chairman of the Board and Chief Executive Officer of the Company since
     1991 and President of the Company since September 1995. Prior to 1991, he had served as Vice Chairman of the Board and Chief Operating Officer of
     the Company for more than the preceding five years.

Donald J. Evans...............................................................    70    1973
  General Counsel and First Deputy Commissioner, Massachusetts Department of
     Revenue, since November 1996. Prior to that, he was a partner in the law firm of Goodwin, Procter & Hoar, the Company's general counsel, for more than the preceding five years.

                                                                                      DIRECTOR
CLASS III DIRECTORS -- TERM EXPIRES IN 1998                                      AGE   SINCE
-------------------------------------------                                      ---- --------
Cynthia Croatti (1)...........................................................    41    1995
  Treasurer of the Company for more than the past five years.

Reynold L. Hoover (2).........................................................    69    1983
  Environmental Consultant since September 1995. From 1991 to September 1995,
     Manager of Environmental Affairs, The Stanley Works, a manufacturer of hand tools. Prior to 1991, he was Corporate Director of Health, Safety
     and Environmental Services at Asea Brown Boveri, Inc. for more than the preceding five years.

---------------

(1) Ronald Croatti and Cynthia Croatti are the son and daughter, respectively, of Aldo Croatti.

(2) The Company has designated Messrs. Cohen and Hoover as the Directors to be elected by the holders of Common Stock voting separately as a single class.

     Officers, Directors and greater than 10% shareholders are required to furnish the Company with copies of all forms they file with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the 1996 fiscal year, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial owners were satisfied.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors held four meetings and acted by unanimous written consent two times during the Company's 1996 fiscal year. During the 1996 fiscal year, the Audit Committee consisted of Albert Cohen and Reynold L. Hoover and met on two occasions. The Audit Committee is responsible for reviewing the scope of audit and other related services provided by the Company's independent public accountants. During the 1996 fiscal year, the Compensation Committee consisted of Aldo A. Croatti, Chairman, Albert Cohen and Donald J. Evans and met on one occasion. The Compensation Committee is responsible for reviewing and approving the Company's executive compensation program. The Company does not have a standing nominating committee.

     Each Director attended at least 75% of all of the meetings of the Board of Directors and of the committees of which the Director was a member held during the last fiscal year.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth as of September 30, 1996 certain information concerning shares of Common Stock and Class B Common Stock held by (i) each Director and Nominee, (ii) each of the executive officers of the Company named in the Summary Compensation Table, and (iii) all executive officers and Directors as a group, in each case based on information furnished by such individuals. Except as otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table reflects shares outstanding of each class of common stock on September 30, 1996, and does not take into account conversions after such date of shares of Class B Common Stock into Common Stock. Subsequent conversions of Class B Common Stock into Common
Stock will increase the voting control of persons who retain shares of Class B
Common Stock.

                                                             PERCENTAGE OF
            NAME OF             AMOUNT AND NATURE OF        ALL OUTSTANDING         PERCENTAGE OF
       BENEFICIAL OWNER         BENEFICIAL OWNERSHIP           SHARES(1)           VOTING POWER(1)
       ----------------         --------------------        ---------------        ---------------
Aldo A. Croatti (2)............      10,199,060                   49.7%                  76.1%
Ronald D. Croatti (3)..........         469,560                    2.3%                   3.5%
Cynthia Croatti (4)............         358,120                    1.7%                   2.7%
Robert L. Croatti (5)..........          32,000                     *                      *
John B. Bartlett (6)...........           7,700                     *                      *
Dennis G. Assad(6).............           4,000                     *                      *
Albert Cohen...................               0                     *                      *
Reynold L. Hoover (6)..........             400                     *                      *
Donald J. Evans (6)............           1,400                     *                      *
All Directors and executive
  officers as a group
  (10 persons).................      11,072,240                   54.0%                  82.3%

---------------

  * Less than 1%.

(1) The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of September 30, 1996, a total of 20,510,608 shares ofcommon stock were outstanding, of which
    7,888,864 were shares of Common Stock entitled to one vote per share and 12,621,744 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2) All shares shown are shares of Class B Common Stock, representing 80.8% of such class, owned by
    The Aldo A. Croatti Trust - 1983, of which Aldo Croatti is the sole trustee and a beneficiary.
    The information presented does not include any shares owned by Mr. Croatti's wife or children, as to which shares Mr. Croatti disclaims any beneficial interest.

(3) Ronald Croatti owns shares of Class B Common Stock only, representing 3.7% of such class. The information presented does not include 800 shares of Class B Common Stock held by Mr. Croatti as custodian for Matthew Croatti, as to which shares Mr. Croatti disclaims any beneficial interest.

(4) Cynthia Croatti owns shares of Class B Common Stock only, representing 2.8% of such class. The information presented does not include any shares owned by Ms. Croatti's children, as to which shares Ms. Croatti disclaims any beneficial interest.

(5) Robert Croatti is the nephew of Aldo Croatti and the cousin of Ronald Croatti and Cynthia Croatti.
    Robert Croatti owns shares of Common Stock only, representing less than 1% of such class.

(6) Each of Messrs. Bartlett, Assad, Hoover and Evans owns shares of Common Stock only, representing less than 1% of such class.

     To the best knowledge of the Company, the following are the only beneficial owners of more than 5% of the outstanding Common Stock or Class B Common Stock of the Company as of September 30, 1996.

                                                             PERCENTAGE OF
            NAME OF             AMOUNT AND NATURE OF        ALL OUTSTANDING         PERCENTAGE OF
       BENEFICIAL OWNER         BENEFICIAL OWNERSHIP           SHARES(1)           VOTING POWER(1)
       ----------------         --------------------        ---------------        ---------------
Aldo A. Croatti(2).............      10,199,060                   49.7%                  76.1%
Marie Croatti(3)...............       1,460,132                    7.1%                  10.3%
William Blair & Company(4).....         971,124                    4.7%                    .7%

---------------

  * Less than 1%.

(1) The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of September 30, 1996, a total of 20,510,608 shares of common stock were outstanding, of which 7,888,864 were shares of Common Stock entitled to one vote per share and 12,621,744 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2) All shares shown are shares of Class B Common Stock, representing 80.8% of such class, owned by The Aldo A. Croatti Trust - 1983, of which Aldo Croatti is the sole trustee and a beneficiary. The information presented does not include any shares owned by Mr. Croatti's wife or children, as to which such shares Mr. Croatti disclaims any beneficial interest.

(3) Includes 435,168 shares of Class B Common Stock and 84,792 shares of Common Stock owned of record by Marie Croatti, as Trustee under several trusts, the beneficiaries of which are the grandchildren of Aldo Croatti, as to which such shares Mrs. Croatti disclaims any beneficial interest. Mrs. Croatti individually owns 940,172 shares of Class B Common Stock, representing 7.4% of such class.

(4) The address of William Blair & Company is 135 South LaSalle St., Chicago, IL 60603. William Blair & Company owns shares of Common Stock only, representing 12.3% of such class. The Company has relied solely upon the information set forth in Schedule 13G, dated March 8, 1996, filed with the Securities and Exchange Commission.

     Marie Croatti is the wife of Aldo Croatti. Their address is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, Massachusetts 01887. Because of his stock holdings and his executive position with the Company, Aldo Croatti may be deemed to be a "parent" of the Company within the meaning of the Securities Act of 1933, as amended.

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation paid to the Chief Executive
Officer of the Company and the four other most highly compensated executive officers of the Company during 1996 for each of the three fiscal years ended
August 31, 1996, for services rendered in all capacities to the Company.

                                         SUMMARY COMPENSATION TABLE
                                                                               LONG TERM COMPENSATION
                                                                          ---------------------------------
                                        ANNUAL COMPENSATION                      AWARDS           PAYOUTS
                             ------------------------------------------   ---------------------   -------
                                                           OTHER ANNUAL   RESTRICTED                             ALL OTHER
           NAME AND                                        COMPENSATION     STOCK      OPTIONS/     LTIP        COMPENSATION
      PRINCIPAL POSITION     YEAR   SALARY($)   BONUS($)     (1) ($)      AWARDS($)    SARS(#)   PAYOUTS($)         (2)
      ------------------     ----   ---------   --------   ------------   ----------   --------  ----------     ------------
Ronald D. Croatti(3)........ 1996   $268,710    $58,050        --            --          --         --           $ 9,382
Vice Chairman of the         1995    245,071     42,875        --            --          --         --            10,369
  Board, Chief Executive     1994    225,077     24,752        --            --          --         --            17,768
  Officer and President

Aldo A. Croatti............. 1996    204,713     44,187        --            --          --         --             9,382
Chairman of the Board        1995    200,850     35,149        --            --          --         --            10,369
                             1994    200,850     22,094        --            --          --         --            17,768

Robert L. Croatti........... 1996    204,509     44,175        --            --          --         --             9,382
Executive Vice               1995    189,288     33,118        --            --          --         --            10,369
  President                  1994    179,328     19,724        --            --          --         --            15,703

John B. Bartlett............ 1996    171,131     36,968        --            --          --         --             9,382
Senior Vice President        1995    157,533     27,562        --            --          --         --            10,369
  and Chief Financial        1994    148,197     16,299        --            --          --         --            12,453
  Officer

Dennis G. Assad (4)......... 1996    137,310     29,655        --            --          --         --             8,387
Vice President of            1995    109,173     19,102        --            --          --         --             7,793
  Sales and Marketing        1994    104,672     13,083        --            --          --         --             7,999

---------------

(1) Perquisites and other personal benefits paid to each named executive officer in each instance aggregated less than $50,000 or 10% of the total annual salary and bonus set forth in the columns entitled "Salary" and "Bonus" for each named executive officer.

(2) Amount shown represents Company's contribution to the named executive's account under the Company's Profit Sharing Plan.

(3) Ronald Croatti was elected President of the Company as of the beginning of the 1996 fiscal year.

(4) Dennis G. Assad was elected Vice President of Sales and Marketing in January 1996. Prior to that time, he had served as a
    Regional General Manager of the Company for more than the preceding five years.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Company maintains the UniFirst Unfunded Supplemental Executive
Retirement Plan (the "SERP") available to certain eligible employees of the Company and its affiliates. Retirement benefits available under the SERP are based on a participant's average annual base earnings for the last three years of employment prior to his retirement date ("Final Average Earnings"). Upon the retirement of a participant on his social security retirement date, the participant will be paid two times his Final Average Earnings over a twelve year period. Upon the death of a participant, the participant's designated beneficiary will be paid retirement benefits as above (determined as of the date of death if pre-retirement). Additionally, the designated beneficiary will receive a lump sum benefit equal to 40% of the participant's Final Average
Earnings. The SERP provides that, upon any change of control, retirement benefits of participants who are age 50 or over and whose employment is terminated within three years of the change of control will become vested and payable, subject to certain years of service requirements.


                  AVERAGE                                     ANNUAL RETIREMENT
               COMPENSATION(1)                                   BENEFIT(2)
               ---------------                                -----------------
               $125,000.......................................     $20,833
               $150,000.......................................     $25,000
               $175,000.......................................     $29,167
               $200,000.......................................     $33,333
               $225,000.......................................     $37,500
               $250,000.......................................     $41,667
               $275,000.......................................     $45,833
               $300,000.......................................     $50,000

---------------

(1) Average Compensation for purposes of this table is based on the participant's average base salary for the last three years of full-time employment preceding retirement.

(2) The Annual Retirement Benefit is payable for twelve years beginning at the participant's social security retirement age. There is no deduction for Social Security or other offset amounts.

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee currently consists of Albert Cohen and Donald J. Evans, two Directors who are not employees of the Company, and Aldo Croatti, Chairman. The Compensation Committee reviews and approves the Company's executive compensation program.

COMPENSATION PHILOSOPHY

     The Company seeks to attract and retain executive officers who, in the judgment of the Company's Board of Directors, possess the skill, experience and motivation to contribute significantly to the long-term success of the Company and to long-term stock price appreciation. With this philosophy in mind, the Compensation Committee follows an executive officer compensation program designed to foster the mutuality of interest between the Company's executive officers and the Company's shareholders and to provide senior management additional incentive to enhance the sales growth and profitability of the Company, and thus shareholder value.

     The Compensation Committee currently reviews its compensation policy annually. Compensation of executive officers currently consists of a base salary and, based on the achievement of predetermined corporate performance objectives, a cash bonus. Although the Company's fiscal year ends in August, compensation decisions generally are made on a calendar year basis.

     On November 6, 1996 the Board of Directors adopted the Company's 1996 Stock Incentive Plan. No options or awards have been granted to date under this Plan.

BASE SALARY

     Each year, the Compensation Committee consults with the Chief Executive Officer with respect to setting the base salaries of its executive officers, other than the Chief Executive Officer, for the ensuing year. Annual salary adjustments are determined by evaluating the financial performance of the Company during the prior year, each executive officer's contribution to the profitability, sales growth, return on equity and market share of the Company during the prior year and the compensation programs and levels paid to executives at other companies generally.

INCENTIVE COMPENSATION PLAN

     Annual cash bonuses for executive officers of the Company are determined in accordance with the Company's incentive compensation plan, the philosophy and substantive requirements of which are reviewed by the Compensation Committee each year. Cash bonuses are determined with reference to the Company's financial performance as measured by growth in revenues and earnings per share and by the Company's customer retention levels.

     Each year, the Compensation Committee confers with the Chief Executive Officer and establishes performance goals for revenues, earnings per share and customer retention. In its determination of the amount of cash bonuses, the Compensation Committee places primary emphasis on growth in earnings per share and lesser emphasis on revenue growth and customer retention. The cash bonuses awarded depend on the extent to which the performance of the Company meets or exceeds the budgeted amounts. In addition, the Compensation Committee establishes minimum achievement thresholds and maximum bonus levels for each of these performance criteria which apply uniformly to the Company's executive officers. Bonuses are determined and paid annually after the end of each fiscal year.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation Committee established the compensation of Ronald D. Croatti, the Chief Executive Officer, for 1996 using the same criteria applicable to determining compensation levels and bonuses for other executive officers as noted in this report. Based on the financial performance of the Company during the 1995 fiscal year, the compensation levels paid to executives of other companies generally and Mr. Croatti's contribution to the profitability, sales growth, return on equity and market share of the Company during the 1995 fiscal year and his leadership of the Company, Mr. Croatti's 1996 base salary was established at $269,630, an increase of 7.0% over the prior year.

                                            Aldo A. Croatti (Chairman)
                                            Albert Cohen
                                            Donald J. Evans

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Aldo Croatti, Chairman of the Board of Directors and formerly Chief Executive Officer of the Company, is, and was during fiscal 1996, a member of the Compensation Committee. The Company is not aware of any compensation committee interlocks.

STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the total return of companies within the Standard & Poor's 500 Stock Index, the Standard & Poor's Services (Commercial and Consumer) Index and with a peer group. The peer group is composed of Cintas Corporation, G & K Services, Inc.,
Unitog Co., National Service Industries, Inc. and Angelica Corporation. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the S&P 500 Stock Index, the S&P Services (Commercial and Consumer) Index, and the peer group on August 31, 1991.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

                AMONG UNIFIRST CORPORATION, THE S & P 500 INDEX,
       THE S & P SERVICES (COMMERCIAL & CONSUMER) INDEX AND A PEER GROUP

                                   [CHART]
                                                                                    S & P
                                                                                   Services
      Measurement Period           Unifirst                                       (Commercial
    (Fiscal Year Covered)        Corporation       Peer Group       S & P 500      & Consumer)
            8/91                     100             100             100             100
            8/92                     142              98             108              93
            8/93                     192             112             124              89
            8/94                     162             126             131              90
            8/95                     168             147             159             103
            8/96                     249             200             189             110

* $100 INVESTED ON 08/31/91 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September 1995, the Company made a $125,000 bridge loan to Dennis Assad, Vice President of Sales and Marketing, in connection with his relocation to the corporate headquarters in Wilmington, Massachusetts. Mr. Assad's loan was repaid in full on June 25, 1996.

     In April 1994, the Company made a $60,000 loan to Robert L. Croatti, Executive Vice President of the Company. Mr. Croatti's loan was repaid in full on May 22, 1996.

     The Company retained during the 1996 fiscal year and proposes to retain during the 1997 fiscal year the law firm of Goodwin, Procter & Hoar. Donald J. Evans, a Director of the Company, was formerly a partner of the law firm of Goodwin, Procter & Hoar, and William H. Gorham, the Secretary and Clerk of the Company, is a partner in the law firm of Goodwin, Procter & Hoar.

DIRECTOR COMPENSATION

     Each Director who is not an employee of the Company receives a director's fee of $9,000 per year and $1,000 per directors' meeting attended and $250 per telephone directors' meeting and committee meeting attended. A Director who is also an employee of the Company receives no director's fee.

                2.  PROPOSAL TO APPROVE THE UNIFIRST CORPORATION
                           1996 STOCK INCENTIVE PLAN

PROPOSAL

     The Corporation historically has used stock options as part of its overall program of compensation and had granted options pursuant to its 1983 Stock Option Plan (the "1983 Plan"). However, the 1983 Plan expired in 1993. Accordingly, the Board of Directors has adopted the 1996 Stock Incentive Plan (the "1996 Plan") for officers and other employees of the Company and its subsidiaries, subject to the approval of the 1996 Plan by the stockholders.

     The 1996 Plan is administered by the Board of Directors or a committee thereof appointed by the Board of Directors (such committee, or the Board acting in such capacity, is hereinafter referred to as the "Committee"). The Committee, at its discretion, may grant a variety of stock incentive awards based on the Common Stock of the Company. Awards under the 1996 Plan include stock options (both Incentive Stock Options and Non-Qualified Stock Options), Stock Appreciation Rights, Restricted Stock Awards, Performance Share Awards and Unrestricted Stock Awards. These awards are described in greater detail below.

     Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares of Common Stock that can be issued under the 1996 Plan is 150,000 shares. Based solely upon the closing price of the Common Stock as reported by the New York Stock Exchange on November 22, 1996, the maximum aggregate market value of the securities to be issued under the 1996 Plan would be $3,075,000. Under certain circumstances, awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated will be added back to the shares available for issuance under the 1996 Plan. The shares issued by the Company under the 1996 Plan may be authorized but unissued shares, or shares reacquired by the Company.

RECOMMENDATION

     The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the officers and other employees of the Company and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of participants in the 1996 Plan with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The Board of Directors believes that the proposed 1996 Plan will help the Company to achieve its goals by keeping the Company's incentive compensation program dynamic and competitive with those of other companies. Accordingly, the Board of Directors believes that the 1996 Plan is in the best interests of the Company and its stockholders and recommends that the stockholders approve the 1996 Plan. The Plan will not take effect unless it is approved by the affirmative vote of the holders of at least a majority of the votes cast by the holders of the shares of Common Stock and Class B Common Stock, voting as a single class, represented and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE 1996 PLAN BE APPROVED, AND THEREFORE RECOMMENDS A VOTE FOR THIS PROPOSAL.

SUMMARY OF THE 1996 PLAN

     The following description of certain features of the 1996 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 1996 Plan, which is attached hereto as Appendix A.

     Plan Administration; Eligibility. The Committee has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 1996 Plan.

     Persons eligible to participate in the 1996 Plan will be such officers and other employees of the Company and its subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its subsidiaries, as selected from time to time by the Committee.

     Stock Options. The 1996 Plan permits the granting of both (i) options to purchase common stock intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) options that do not so qualify ("Non-Qualified Options") to officers or other employees of the Company or any subsidiary. The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant in the case of Incentive Stock Options.

     The term of each option will be fixed by the Committee and may not exceed ten years from date of grant in the case of an Incentive Stock Option. The Committee will determine at what time or times each option may be exercised and, subject to the provisions of the 1996 Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

     Upon exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Committee or, if the Committee so permits, by delivery of shares of Common Stock that are not then subject to restrictions under any Company Plan and that have been beneficially owned by the optionee for at least six months. Such shares will be valued at their fair market value on the exercise date. The exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

     At the discretion of the Committee, stock options granted under the 1996 Plan may include a "re-load" feature pursuant to which an optionee exercising an option by the delivery of shares of Common Stock would automatically be granted an additional stock option (with an exercise price equal to the fair market value of the Common Stock on the date the additional stock option is granted) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original stock option. The purpose of this feature is to enable participants to maintain any equity interest in the Company without dilution.

     To qualify as Incentive Stock Options, options must meet additional Federal tax requirements, including limits on the value of shares subject to Incentive Stock Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

     Stock Appreciation Rights. The Committee may also grant stock appreciation rights ("SARs") entitling the recipient, upon exercise, to receive an amount in cash or shares of Common Stock, or a combination thereof, having a value equal to the excess of the fair market value on the date of exercise of one share of Common Stock over the exercise price per share set by the Committee at the time of grant (or over the option exercise price per share if the SAR was granted in tandem with a Stock Option) times the number of shares of Common Stock with respect to which the SAR is exercised. This amount may be paid in cash, Common Stock, or a combination thereof, as determined by the Committee.

     SARs may be granted independently or in tandem with the grant of a stock option. If the SAR is granted in tandem with a stock option, exercise of the SAR cancels the related option to the extent of such exercise.

     Restricted Stock. The Committee may also award shares of Common Stock to officers and other employees subject to such conditions and restrictions as the Committee may determine ("Restricted Stock"). These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. The purchase price, if any, of shares of Restricted Stock will be determined by the Committee.

     Recipients of Restricted Stock must enter into a Restricted Stock Award Agreement with the Company, in such form as the Committee determines. The Committee at the time of grant shall specify the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse and the shares become vested. The Committee may at any time waive such restrictions or accelerate such dates. If a participant who holds shares of Restricted Stock terminates employment for any reason (including death) prior to the vesting of such Restricted Stock, the Company shall have the right to repurchase the shares or to require their forfeiture if acquired at no cost, from the participant or participant's legal representative. Prior to the vesting of Restricted Stock, the participant will have all rights of a stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions set forth in the Plan or in the Restricted Stock award agreement.

     Unrestricted Stock. The Committee may also grant shares to any officers or other employees of the Company or any subsidiary (at no cost or for a purchase price determined by the Committee) which are free from any restrictions under the 1996 Plan ("Unrestricted Stock").

     Performance Share Awards. The Committee may also grant awards to officers or other employees entitling the recipient to receive shares of Common Stock upon the achievement of specified performance goals and such other conditions as the Committee shall determine ("Performance Share Awards"). Except as otherwise determined by the Committee, rights under a Performance Share Award will terminate upon a participant's termination of employment. Performance Shares may be awarded independently or in connection with stock options or other awards under the 1996 Plan.

     Adjustments for Stock Dividends, Mergers, Etc. The Committee will make appropriate adjustments in outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation, sale of the Company or similar event, the Committee, in its discretion, may provide for substitution or adjustments or may (subject to the provisions described below under "Change of Control Provisions") accelerate or, upon payment or other consideration for the vested portion of any awards as the Committee deems equitable in the circumstances, terminate such awards.

     Tax Withholding. Plan participants are responsible for the payment of any Federal, state or local taxes which the Company is required by law to withhold from the value of any award. The Company may deduct any such taxes from any payment otherwise due to the participant. Participants may elect to have such tax obligations satisfied either by authorizing the Company to withhold shares of stock to be issued pursuant to an award under the Plan or by transferring to the Company shares of Common Stock having a value equal to the amount of such taxes.

     Amendments and Termination. The Board of Directors may at any time amend or discontinue the 1996 Plan and the Committee may at any time amend or cancel outstanding awards (or provide substitute awards at the same or a reduced exercise price, or with no exercise or purchase price) for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder's consent. Further, Plan amendments shall be subject to approval by the Company's stockholders if and to the extent required by the Code to ensure that Incentive Stock Options are qualified under Section 422 of the Code.

     Change of Control Provisions. The 1996 Plan provides that in the event of a "Change of Control" (as defined in the 1996 Plan) of the Company, all stock options SARs and Performance Share Awards shall automatically become fully exercisable. Restrictions and conditions on awards of Restricted Stock shall automatically be deemed waived. In addition, at any time prior to or after a Change of Control, the Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate.

EFFECTIVE DATE OF 1996 PLAN

     The 1996 Plan was adopted by the Board of Directors on November 6, 1996 and will become effective upon approval by a majority of votes cast by the holders of the shares of Common Stock and Class B Common Stock, voting together as a single class, present or represented and entitled to vote at the Annual Meeting, provided a quorum is present. For purposes of the vote on the 1996 Plan, abstentions will have the same effect as votes against the 1996 Plan and broker non-votes will have no effect on the results of the vote. Both abstentions and broker-non votes will count towards the presence of a quorum. Awards of Incentive Stock Options may be granted under the 1996 Plan until November 5, 2006. As of the date of this Proxy Statement, the Committee has granted no options or awards under the 1996 Plan.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

     The following is a summary of the principal Federal income tax consequences of option grants under the 1996 Plan. It does not describe all Federal tax consequences under the 1996 Plan, nor does it describe state or local tax consequences.

     Incentive Options. Under the Code, an employee will not realize taxable income by reason of the grant or the exercise of an Incentive Option. If an employee exercises an Incentive Option and does not dispose of the shares until the later of (a) two years from the date the option was granted or (b) one year from the date the shares were transferred to the employee, the entire gain, if any, realized upon disposition of such shares will be taxable to the employee as long-term capital gain, and the Company will not be entitled to any deduction. If an employee disposes of the shares within such one-year or two-year period in a manner so as to violate the holding period requirements (a "disqualifying disposition"), the employee generally will realize ordinary income in the year of disposition, and, provided the Company complies with applicable withholding requirements, the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (x) the amount, if any, realized on the disposition and (y) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition of the shares acquired upon exercise of the option will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss depending upon the holding period for such shares. The employee will be considered to have disposed of his shares if he sells, exchanges, makes a gift of or transfers legal title to the shares (except by pledge or by transfer on death). If the disposition of shares is by gift and violates the holding period requirements, the amount of the employee's ordinary income (and the Company's deduction) is equal to the fair market value of the shares on the date of exercise less the option price. If the disposition is by sale or exchange, the employee's tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying distribution. The exercise of an Incentive Option may subject the employee to the alternative minimum tax.

     Special rules apply if an employee surrenders shares of Common Stock in payment of the exercise price of his Incentive Option.

     An Incentive Option that is exercised in accordance with its terms by an employee more than three months after an employee's employment terminates will be treated as a Non-Qualified Option for Federal income tax purposes. In the case of an employee who is disabled, the three-month period is extended to one year and in the case of an employee who dies, the three-month employment rule does not apply.

     Non-Qualified Options. There are no Federal income tax consequences to either the optionee, or the Company on the grant of a Non-Qualified Option. On the exercise of a Non-Qualified Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the Common Stock received on the exercise date over the option price of the shares. The optionee's tax basis for the shares acquired upon exercise of a Non-Qualified Option is increased by the amount of such taxable income. The Company will be entitled to a Federal income tax deduction in an amount equal to such excess, provided the Company complies with applicable withholding rules. Upon the sale of the shares acquired by exercise of a Non-Qualified Option, the optionee will realize long-term or short-term capital gain or loss depending upon his or her holding period for such shares.

     Section 83 of the Code and the regulations thereunder provide that the date for recognition of ordinary income (and the Company's equivalent deduction) upon exercise of a Non-Qualified Option and for the commencement of the holding period of the shares thereby acquired by a person who is subject to Section 16 of the 1934 Act will be delayed until the date that is the earlier of (i) six months after the date of the exercise and (ii) such time as the shares received upon exercise could be sold at a gain without the person being subject to such potential liability.

     Special rules apply if an optionee surrenders shares of Common Stock in payment of the exercise price of a Non-Qualified Option.

     Parachute Payments. The exercise of any portion of any option that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated options to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or portion of such payment (in addition to other taxes ordinarily payable).

     Limitation on Company's Deductions. As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation (other than performance-based compensation) in excess of $1 million a year.

                               3.  OTHER MATTERS

     Management is not aware of any other matters which may come before the Annual Meeting; however, if any matters other than those set forth in the attached Notice of Annual Meeting should be properly presented at the Annual Meeting, the persons named in the enclosed proxy intend to take such action as will be, in their discretion, consistent with the best interest of the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

     Management has selected the firm of Arthur Andersen LLP, independent public accountants, to serve as auditors for the fiscal year ending August 30, 1997. Arthur Andersen LLP has served as the Company's auditors since 1972.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

     Any shareholder desiring to present a proposal for inclusion in the Company's Proxy Statement in connection with the Company's 1998 Annual Meeting of Shareholders must submit the proposal so as to be received by the Clerk of the Company at the principal executive offices of the Company, 68 Jonspin Road, Wilmington, Massachusetts 01887, not later than August 8, 1997. In addition, in order to be included in the proxy statement, such a proposal must comply with the requirements as to form and substance established by applicable laws and regulations.

     Shareholders wishing to present business for action, other than proposals to be included in the Company's Proxy Statement, or to nominate candidates for election as directors at a meeting of the Company's shareholders must do so in accordance with the Company's By-laws. The By-laws provide, among other requirements, that in order to be presented at the 1998 Annual Meeting, such shareholder proposals or nominations may be made only by a stockholder of record who shall have given notice of the proposal or nomination and the related required information to the Company no earlier than September 11, 1997 and no later than October 26, 1997.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU DESIRE TO VOTE YOUR STOCK IN PERSON AT THE MEETING, YOUR PROXY MAY BE REVOKED.

December 5, 1996

                                                                      APPENDIX A

                              UNIFIRST CORPORATION
                           1996 STOCK INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS.

     The name of the plan is the UniFirst Corporation 1996 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the personnel of UniFirst Corporation (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

          "Act" means the Securities Exchange Act of 1934, as amended.

          "Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards and Performance Share Awards.

          "Award Agreement" means the agreement executed and delivered by the Company and the recipient of an Award.

          "Board" means the Board of Directors of the Company.

          "Cause" means for purposes of the Plan a determination of the Board that the employee should be dismissed as a result of (i) serious and willful misconduct that is injurious to the Company; (ii) the employee's conviction of (whether or not such conviction is subject to appeal), or entry of a plea of guilty or nolo contendere to, any crime or offense involving fraud, personal dishonesty or moral turpitude or which constitutes a felony in the jurisdiction involved; or (iii) the employee's continuing repeated willful failure or refusal to perform such employee's duties to the Company.

          "Change of Control" is defined in Section 14.

          "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

          "Committee" means a Committee of the Board referred to in Section 2 if one shall have been appointed to administer the Plan; otherwise "Committee" means the Board.

          "Disability" means disability as set forth in Section 22(e)(3) of the Code.

          "Effective Date" is defined in Section 16.

          "Fair Market Value" on any given date means the last sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded, as reflected on the New York Stock Exchange or, if applicable, any other national stock exchange on which the Stock is traded.

          "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

          "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          "Normal Retirement" means retirement from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.

          "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

          "Performance Share Award" means an Award granted pursuant to Section 9(a).

          "Restricted Stock Award" means an Award granted pursuant to Section 7(a).

          "Stock" means the Common Stock, $0.10 par value, of the Company, subject to adjustment pursuant to Section 3.

          "Stock Appreciation Right" means an Award granted pursuant to Section 6(a).

          "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

          "Unrestricted Stock Award" means an Award granted pursuant to Section
     8.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS
           AND DETERMINE AWARDS, ETC.

     (a) Committee. The Plan shall be administered by the Board, unless the Board shall have appointed the Compensation Committee to administer the Plan. It is presently contemplated that the Board, and not the Compensation Committee, will administer the Plan.

     (b) Powers of Committee. The Committee shall have the authority to grant Awards consistent with the terms of the Plan, including the authority at any time:

          (i) to select the officers and other employees of the Company and its Subsidiaries to whom Awards may from time to time be granted (collectively the "participants" and individually a "participant");

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Unrestricted Stock and Performance Shares, or any combination of the foregoing, granted to any one or more participants;

          (iii) to determine the number of shares to be covered by any Award;

          (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of Award Agreements;

          (v) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals;

          (vi) to accelerate the exercisability or vesting of all or any portion of any Award;

          (vii) subject to the provisions of Section 5(a)(ii), to extend the period in which Stock Options may be exercised; and

          (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3.  SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION.

     (a) Shares Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 150,000. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares may be issued up to such maximum number pursuant to any type or types of Award, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company. Upon the exercise of a Stock Appreciation Right settled in stock, the right to purchase an equal number of shares of Stock covered by a related Stock Option, if any, shall be deemed to have been surrendered and will no longer be exercisable, and said number of shares shall no longer be available under the Plan.

     (b) Recapitalizations. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

     (c) Mergers. Upon consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation of the Company (in each case, a "Transaction"), the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Stock Options and Stock Appreciation Rights: (i) provide that such Stock Options and Stock Appreciation Rights shall be assumed or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised Stock Options and Stock Appreciation Rights will terminate immediately prior to the consummation of the Transaction unless exercised by the optionee within a specified period following the date of such notice, and/or (iii) in the event of a business combination under the terms of which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the business combination, make or provide for a cash payment equal to the difference between (A) the value (as determined by the Committee) of the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") times the number of shares of Stock subject to such outstanding Stock Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Stock Options and Stock Appreciation Rights in exchange for the termination of such Stock Options and Stock Appreciation Rights. In the event Stock Options and Stock Appreciation Rights will terminate upon the consummation of the Transaction, each optionee shall be permitted, within a specified period determined by the Committee, to exercise all non-vested Stock Options and Stock Appreciation Rights, subject to the consummation of the Transaction.

     (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.  ELIGIBILITY.

     Participants in the Plan may be such officers and other employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion.

SECTION 5.  STOCK OPTIONS.

     Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     No Incentive Stock Option shall be granted under the Plan after November 5, 2006.

     (a) Stock Options Granted to Officers and Other Employees. The Committee, in its discretion, may grant Stock Options to officers and other employees of the Company or any Subsidiary. Stock Options granted to such participants pursuant to this Section 6(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (i) Exercise Price. The per share exercise price of a Stock Option shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than 100% of Fair Market Value on the date of grant. If a participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the
     Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such participant, the option price shall be not less than 110% of Fair Market Value on the grant date.

          (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If a participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such participant, the term of such option shall be no more than five years from the date of grant.

          (iii) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

             (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

             (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan, if permitted by the Committee, in its discretion and that have been beneficially owned by the optionee for at least six months. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

             (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price; provided that in the event the optionee chooses to pay the option purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

     Payment instruments will be received subject to collection. The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

          (v) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may permit the optionee to transfer, without consideration for the transfer, his Non-Qualified Stock Options to members, of his immediate family, or to trusts for the benefit of such family members, and to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable option agreement.

          (vi) Termination by Death. If any optionee's employment by the Company and its Subsidiaries terminates by reason of death, the Stock Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of one year (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

          (vii)  Termination by Reason of Disability or Normal Retirement.

             (A) Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year (or such shorter period as the

        Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

             (B) (1) Any Non-Qualified Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

             (2) Any Incentive Stock Option held by an optionee whose employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of three months (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

             (C) The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability or Normal Retirement.

             (D) Except as otherwise provided by the Committee at the time of grant, the death of an optionee during a period provided in this Section 5(a)(vii) for the exercise of a Non-Qualified Stock Option (or during the final year of such period if longer than one year), shall extend such period for one year following death, subject to termination on the expiration of the stated term of the Option, if earlier.

          (viii) Termination for Cause. If any optionee's employment by the Company and its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such stock option can be exercised for a period of up to three months from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

          (ix) Other Termination. Unless otherwise determined by the Committee, if an optionee's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for a period of three months (or such shorter period as the Committee shall specify at the time of grant or such longer period as the Committee shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

          (x) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

          (xi) No Restrictions on Shares Issued Upon Exercise. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

     (b) Reload Options. At the discretion of the Committee, Options granted under Section 5(a) may include a so-called "reload" feature pursuant to which an optionee exercising an Option and paying the purchase price by the delivery of a number of shares of Stock in accordance with
Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to pay the purchase price in connection with the exercise of the original Option.

SECTION 6.  STOCK APPRECIATION RIGHTS; DISCRETIONARY PAYMENTS.

     (a) Nature of Stock Appreciation Right. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock (or in a form of payment permitted under Section 6(e) below) or a combination thereof having a value equal to (or if the Committee shall so determine at time of grant, less than) the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price per share set by the Committee at the time of grant (or over the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     (b) Grant and Exercise of Stock Appreciation Rights. The Committee, in its discretion, may grant Stock Appreciation Rights to any officers or other employees of the Company or any Subsidiary in tandem with, or independently of, any Stock Option granted pursuant to Section 5(a) of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

     A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, at the Committee's discretion, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only so terminate if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by such Stock Appreciation Right.

     (c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

          (i) Stock Appreciation Rights granted in tandem with Stock Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

          (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Stock Option shall be surrendered.

          (iii) Stock Appreciation Rights granted in tandem with a Stock Option shall be transferable only when and to the extent that the underlying Stock Option would be transferable. Stock Appreciation Rights not granted in tandem with a Stock Option shall not be transferable otherwise than by will or the laws of descent or distribution. All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

     (d) No Restrictions on Shares Issued Upon Exercise. Shares of Stock issued upon exercise of a Stock Appreciation Right shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

SECTION 7.  RESTRICTED STOCK AWARDS.

     (a) Nature of Restricted Stock Award. The Committee, in its discretion, may grant Restricted Stock Awards to any officers or other employees of the Company or any Subsidiary. A Restricted Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives. With the consent of an employee, a Restricted Stock Award may be granted to such employee by the Committee in lieu of any compensation otherwise due to such employee.

     (b) Award Agreement. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a Restricted Stock Award Agreement in such form as the Committee shall determine.

     (c) Rights as a Shareholder. Upon complying with Section 7(b) above, such participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 7 and subject to such other conditions contained in the Restricted Stock Award Agreement. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in
Section 7(e) below.

     (d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the Restricted Stock Award Agreement).

     (e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed vested. The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 12, amend any conditions of the Award.

     (f) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8.  UNRESTRICTED STOCK AWARDS.

     (a) Grant or Sale of Unrestricted Stock. The Committee may, in its discretion, grant (or sell at a purchase price determined by the Committee) to any officers or other employees of the Company or any Subsidiary shares of Stock free of any restrictions under the Plan ("Unrestricted Stock").

     (b) Restrictions on Transfers. The right to receive Unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 9.  PERFORMANCE SHARE AWARDS.

     (a) Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee, in its discretion, may grant Performance Share Awards to any officers or other employees of the Company or any Subsidiary, including those who qualify for awards under other performance plans of the Company. The Committee shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to such Award; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance-based plans of the Company in setting the standards for Performance Share Awards under the Plan. The Committee may make Performance Share Awards independently of or in connection with the granting of any other Award under the Plan.

     (b) Restrictions on Transfer. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

     (c) Rights as a Shareholder. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in the performance plan adopted by the Committee).

     (d) Termination. Except as may otherwise be provided by the Committee at any time prior to termination of employment, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause or without Cause).

     (e) Acceleration, Waiver, Etc. At any time prior to the participant's termination of employment by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 12, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 10.  TAX WITHHOLDING.

     (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, all Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) Payment in Shares. Subject to the approval of the Committee, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 11.  TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

          (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

          (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 12.  AMENDMENTS AND TERMINATION.

     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Committee to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.

SECTION 13.  STATUS OF PLAN.

     With respect to the portion of any Award which has not been exercised and any payments in cash, stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 14.  CHANGE OF CONTROL PROVISIONS.

     Upon the occurrence of a Change of Control as defined in this Section 14:

          (a) Each Stock Option, Stock Appreciation Right and Performance Share Award shall automatically become fully exercisable, unless the Committee shall otherwise expressly provide at the time of grant.

          (b) Restrictions and conditions on Awards of Restricted Stock shall automatically be deemed waived, and the recipients of such Awards shall become entitled to receipt of the Stock subject to such Awards.

          (c) To the extent Section 14(a) hereof is not applicable to any Stock Options, Stock Appreciation Rights or Performance Share Awards, the Committee may at any time prior to or after a Change of Control accelerate the exercisability of any Stock Options, Stock Appreciation Rights and Performance Share Awards to the extent it shall in its sole discretion determine.

          (d) "Change of Control" shall mean the occurrence of any one of the following events:

             (i) persons who, as of the date hereof, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the date hereof whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

             (ii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50% of the voting stock of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any),
        (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company;

SECTION 15.  GENERAL PROVISIONS.

     (a) No Distribution, Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) Delivery of Stock Certificates. Delivery of Stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. Neither the adoption of the Plan nor the grant of any Award to any employee shall confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 16.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective upon approval by a majority of votes cast by the holders of the shares of the Common Stock and Class B Common Stock of the Company, voting together as a single class, at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders, and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board.

SECTION 17.  GOVERNING LAW.

     This Plan shall be governed by Massachusetts law except to the extent such law is preempted by federal law.

                              UNIFIRST CORPORATION

P            The undersigned holder of shares of Common Stock of UniFirst
         Corporation hereby appoints ALDO A. CROATTI, RONALD D. CROATTI and
R DONALD J. EVANS, and each of them, proxies with power of substitution to vote on behalf of the undersigned at the Annual Meeting of
O Shareholders of UniFirst Corporation to be held at the offices of the Bank of Boston, 2nd Floor Conference Center, 100 Federal Street,
X Boston, Massachusetts 02110, on Tuesday, January 14, 1997 at 10:00 o'clock in the forenoon, and at any adjournment thereof, hereby
Y granting full power and authority to act on behalf of the undersigned at this meeting and at any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report for the fiscal year ended August 31, 1996.

             WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR THE APPROVAL OF THE PLAN LISTED IN PROPOSAL 2, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE
         SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.
                                                                     -----------
                (Please sign on the reverse side and return promptly SEE REVERSE
                            in the enclosed envelope.)                   SIDE
                                                                     -----------

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH IN PROPOSAL 1 BELOW.

1. ELECTION OF TWO CLASS I DIRECTORS.

NOMINEES: Aldo A. Croatti and Albert Cohen

          / /    FOR         / /  WITHHELD
                 BOTH            FROM BOTH
               NOMINEES           NOMINEES

/ /___________________________________________
  For both nominees except as noted above.
                                                                    MARK HERE                   MARK HERE
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE                         FOR ADDRESS / /             IF YOU PLAN / /
  FOR THE APPROVAL OF THE UNIFIRST 1996                             CHANGE AND                  TO ATTEND
  STOCK INCENTIVE PLAN                                             NOTE AT LEFT                THE MEETING

2. APPROVAL OF THE UNIFIRST 1996 STOCK
   INCENTIVE PLAN
                                                            For joint accounts, each owner should sign. Executors, Administrators,
      / / FOR          / / AGAINST                          Trustees, etc. should give full title.




                                                            Signature: _________________________________________  Date ___________
  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                                            Signature: _________________________________________  Date ___________

                              UNIFIRST CORPORATION

P            The undersigned holder of shares of Class B Common Stock of
         UniFirst Corporation hereby appoints ALDO A. CROATTI, RONALD D.
R CROATTI and DONALD J. EVANS and each of them, proxies with power of substitution to vote on behalf of the undersigned at the Annual
O Meeting of Shareholders of UniFirst Corporation to be held at the offices of the Bank of Boston, 2nd Floor Conference Center,
X 100 Federal Street, Boston, Massachusetts 02110, on Tuesday, January 14, 1997 at 10:00 o'clock in the forenoon, and at any adjournment
Y thereof, hereby granting full power and authority to act on behalf of the undersigned at this meeting and at any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report for the fiscal year ended August 31, 1996.

             WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1 AND FOR THE APPROVAL OF THE PLAN LISTED IN PROPOSAL 2, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE
         SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.
                                                                     -----------
                (Please sign on the reverse side and return promptly SEE REVERSE
                            in the enclosed envelope.)                   SIDE
                                                                     -----------

/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE SET FORTH IN PROPOSAL 1 BELOW.

1. ELECTION OF ONE CLASS I DIRECTOR.

NOMINEES: Aldo A. Croatti

           / /   FOR        / /   WITHHELD
                 THE              FROM THE
               NOMINEE            NOMINEE

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
/ /___________________________________________
  For both nominees except as noted above.                          MARK HERE                   MARK HERE
                                                                   FOR ADDRESS / /             IF YOU PLAN / /
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE                          CHANGE AND                  TO ATTEND
  FOR THE APPROVAL OF THE UNIFIRST 1996                            NOTE AT LEFT                THE MEETING
  STOCK INCENTIVE PLAN

2. APPROVAL OF THE UNIFIRST 1996 STOCK
   INCENTIVE PLAN
      / /  FOR      / /  AGAINST                            For joint accounts, each owner should sign. Executors, Administrators,
                                                            Trustees, etc. should give full title.


                                                            Signature: _________________________________________  Date ___________
  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                                            Signature: _________________________________________  Date ___________
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